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                                                                   Exhibit 99.3




                                VOTING AGREEMENT

                  THIS AGREEMENT is made and entered into this 8th day of May 1996, by and between Blue Cross of California, a California corporation (the "Company"), and Western Health Partnerships, a California nonprofit public benefit corporation (the "Health Foundation"). This Agreement shall take effect only at the WellPoint Merger Effective Time (as hereinafter defined).

                  WHEREAS, the Company, WellPoint Health Networks Inc., a Delaware corporation ("WellPoint"), the Health Foundation and Western Foundation for Health Improvement, a California nonprofit public benefit corporation, have entered into an Amended and Restated Recapitalization Agreement, dated as of March 31, 1995 (the "Recapitalization Agreement"), pursuant to which, among other things, the equity interests of the Company and WellPoint would be adjusted and the name of the Company would be changed to WellPoint Health Networks Inc.;

                  WHEREAS, as of the effective time of the WellPoint Merger, as defined in the Recapitalization Agreement, (the "WellPoint Merger Effective Time"), the Health Foundation would beneficially own an aggregate of 53,360,000 shares of the Company's Common Stock;

                  WHEREAS, the Health Foundation wishes for its investment in the Company to be as valuable as possible so long a such investment is maintained and believes that the Company's license to use the "Blue Cross" name and related rights (the "Blue Cross marks") contributes substantially to the Company's value and its future prospects;

                  WHEREAS, the Blue Cross and Blue Shield Association ("BCBSA") has conditioned the Company's license to continue to use the Blue Cross marks upon the Company maintaining certain Basic Protections (as defined in the License Addendum between the Company and BCBSA) which are intended by the BCBSA to enable the Company to remain independent of the Health Foundation and any other shareholder who may in the future acquire Capital Stock (as defined below) in the Company in excess of the Ownership Limit (as defined below); and

                  WHEREAS, the conditions imposed by the License Addendum include a requirement that the Health Foundation vote all VA Shares (as defined below) as provided herein and certain other matters with respect to the Company's Common Stock.

                  NOW, THEREFORE, in consideration of the foregoing, and the representations, warranties, covenants and agreements contained herein and in the Recapitalization Agreement, and intending to be legally bound, the parties hereto agree as follows:

                  1. VOTING AGREEMENT. During the Initial Period, the Health Foundation agrees, with respect to all VA Shares,: (A) to vote in favor of each nominee to the Board of Directors of the Company who has been nominated by the Nominating Committee, the remaining BCC Designees, or the remaining WellPoint Designees pursuant to Article IV,


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Section 2 of the bylaws of the Company in effect as of the WellPoint Merger
Effective Time (the "Bylaws") or any successor provision thereto, and, with respect to every Board position for which no nominee is presented in accordance with the preceding provisions in this clause (A), to vote for the nominee selected by a majority of the incumbent members of the Board of Directors of the Company and vote against any candidate for the Board of Directors of the Company for whom no competing candidate has been nominated in one of the methods prescribed in this clause (A); (B) if after January 1, 1997 the Board of Directors of the Company, in their sole determination, determine that a reincorporation of the Company in Delaware solely for such purpose is in the best interests of the Company, and a vote to approve such reincorporation is sought of the shareholders of the Company, to vote, assent or consent all VA Shares in the identical proportions in favor of or in opposition to such reincorporation as all shareholders other than the Health Foundation cast their vote; (C) unless such action is initiated by or with the consent of the Board of Directors of the Company, (i) to vote against removal of any director of the Company, except in the case of fraudulent or dishonest acts or gross abuse of authority or discretion with reference to the Company as determined by the Health Foundation, (ii) to vote against adoption of new bylaws or articles of incorporation of the Company or any alteration, amendment, change or addition to or repeal of the Bylaws or Articles of Incorporation, (iii) not to nominate any candidate to fill any vacancy on the Board of Directors of the Company, (iv) not to call any special meeting of the shareholders of the Company, and (v) to take no action by voting its VA Shares that would be inconsistent with or would have the effect, directly or indirectly, of defeating or subverting the board nomination procedures identified in clause (A) above. For purposes of this Agreement, "Initial Period" shall mean the period commencing as of the WellPoint Merger Effective Time and ending upon the date on which the Health Foundation and its affiliates, when taken together, cease to Beneficially Own Capital Stock in excess of the Ownership Limit. For purposes of this Agreement, "affiliates" of the Health Foundation shall be deemed not to include the Company and its subsidiaries.

                  2. STANDSTILL. During the Initial Period, the Health Foundation will not, directly or indirectly, (i) individually, or as part of a group, acquire, offer or propose to acquire, or agree to acquire, by purchase or otherwise, any shares of the Company's Capital Stock, or direct or indirect rights or options to acquire (through purchase, exchange, conversion or otherwise), beneficial ownership of any shares of the Company's Capital Stock or
(ii) enter into any agreement, arrangement or understanding with any person, other than the Company, that would have the effect of increasing such person's or the Health Foundation's voting power in the Company. Notwithstanding the foregoing, it is expressly agreed that any shares of the Company's Capital Stock acquired by the Health Foundation (i) by reason of stock dividends, stock splits, spin-offs, mergers, recapitalizations, combinations, conversions, exchanges of shares or the like or (ii) at any time after the ownership of the Company's Capital Stock by the Health Foundation shall have fallen to the Ownership Limit or less, any action that would have the effect of increasing the ownership of the Company's Capital Stock by the Health Foundation within or up to but not beyond the Ownership Limit shall not be deemed to violate or conflict with the provisions of this Section 2.

                  3. (a) NOMINATING BCC DESIGNEE TO BOARD. During the Initial Period, so long as the Nominating Committee to the Board of Directors of the Company shall remain in


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existence pursuant to the Bylaws, in the case of a person nominated to be a replacement for any BCC Designee, the Company undertakes to ensure that any such nomination shall only be made after reasonable and adequate consultation thereon with the Health Foundation.

                                  (b) DELAWARE REINCORPORATION. The Company
agrees and undertakes not to call any meeting of shareholders of the Company to consider any proposal to reincorporate the Company in Delaware at any time prior to January 1, 1997.

                  4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE HEALTH FOUNDATION. The Health Foundation represents, warrants and covenants to the Company that (i) it is the record or beneficial owner of 29,860,923 VA Shares, at the effective date of this Agreement, (ii) for so long as the Health Foundation owns of record or beneficially VA Shares, those VA Shares owned by the Health Foundation are and at all times prior to the expiration of the Initial Period will be free and clear of any liens, claims, options, charges or other encumbrances; (iii) it does not own of record or beneficially any shares of Capital Stock of the Company in excess of the Ownership Limit, other than the VA Shares and the Voting Trust Shares; and (iv) it has full power and authority to make, enter into and carry out the terms of this Agreement. Notwithstanding the foregoing, (a) the Health Foundation may pledge any of its VA Shares as collateral provided that such pledge complies with Section 14(c)(3) of Article VII of the Company's Articles of Incorporation, and (b) the Health Foundation shall be free to dispose of any of its VA Shares in accordance with and subject to any other agreements or restrictions which may be applicable, and any non-affiliated transferee shall acquire the VA Shares free and clear of any provisions of this Agreement, except that any and all VA Shares sold in violation of Section 12 of that certain Registration Rights Agreement as of even date herewith between the Company and the Health Foundation shall remain subject to this Agreement. In addition, the Health Foundation agrees that, during the Initial Period, it will be present, in person or represented by proxy, at all meetings of the shareholders of the Company for which it has VA Shares, so that all VA Shares then beneficially owned by the Health Foundation may be counted for the purpose of determining the presence of a quorum at such meetings.

                  5. ADDITIONAL DOCUMENTS. The Health Foundation hereby covenants and agrees to execute and deliver any additional documents necessary or desirable, in the reasonable opinion of the Company to carry out the purpose and intent of this Agreement.

                   6.  MISCELLANEOUS.

                    a) SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impair or invalidated. If any term, provision, covenant or restriction in Section 1 hereof is held by a court of competent jurisdiction to be invalid, void or unenforceable, then such provision shall be construed so as to require the VA Shares to be voted in the identical proportions in favor of or in opposition to such matters as votes of shareholders other than the Health Foundation are cast.


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                    b) BINDING EFFECT AND ASSIGNMENT. This Agreement and all of
the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without the prior written consent of the other. Notwithstanding the foregoing, the provisions of this Agreement shall not be binding on any transferee who is not affiliated with the Health Foundation except that any and all VA Shares sold in violation of Section 12 of that certain Registration Rights Agreement effective on or before the effective date hereof between the Company and the Health Foundation shall remain subject to this Agreement.

                    c) AMENDMENTS AND MODIFICATION. This Agreement may not be modified, amended, altered or supplemented except by the execution and delivery of a written agreement executed by the parties hereto.

                    d) SPECIFIC PERFORMANCE; INJUNCTIVE RELIEF. The parties acknowledge that there will be irreparable harm and that there will be no adequate remedy at law for a violation of any of the covenants or agreements set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to any party upon any such violation, the non-defaulting party shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to such party at law or in equity.

                    e) NOTICES. All notices and other communications pursuant to this Agreement shall be in writing and deemed to be sufficient if contained in a written instrument and shall be deemed given if delivered personally, telecopied, sent by nationally recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                  If to the Company, then addressed to the Company at:

                           21555 Oxnard Street
                           Woodland Hills, CA 91367
                           Attn:  General Counsel
                           Telecopy No.:  (818) 703-4406

                  With a copy to:

                           Brobeck Phleger & Harrison LLP
                           Spear Street Tower
                           One Market Street
                           San Francisco, CA  94105
                           Attention:  William L. Hudson, Esq.
                           Telecopy No.:  (415) 442-1010

                  If to the Health Foundation:


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                           Western Health Partnerships
                           21555 Oxnard Street
                           Woodland Hills, CA 91367
                           Attn:  General Counsel
                           Telecopy No.:  (818) 703-2344

                      With a copy to:

                           Morrison & Foerster LLP
                           555 West Fifth Street, Suite 3500
                           Los Angeles, CA 90013-1024
                           Attn:  Michael J. Connell, Esq.
                                   Rena L. O'Malley, Esq.
                           Telecopy No.:  (213) 892-5454

                           Marron, Reid & Sheehy LLP
                           601 California Street, Suite 1200
                           San Francisco, CA 94108-28
                           Attn:  E. Lewis Reid, Esq.
                           Telecopy No.:  (415) 986-1374

                                f) GOVERNING LAW. This Agreement shall be
governed and enforced in accordance with the internal laws of the State of California without regard to its principles of conflicts of laws.

                                g) ENTIRE AGREEMENT. This Agreement contains the
entire understanding of the parties in respect of the subject matter hereof, and supersedes all prior negotiations and understandings between the parties with respect to such subject matter.

                                h) COUNTERPARTS. This Agreement may be executed
in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

                                i) EFFECT OF HEADINGS. The section headings
herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

                                j) AUTOMATIC TERMINATION. This Agreement shall
become ineffective and of no further force and effect in the event that (i) the Company ceases to be subject to any License Agreement (as defined in Section 14(e) of Article VII of the Company's Articles of Incorporation); and/or (ii) the Health Foundation and its affiliates cease to Beneficially Own Capital Stock in excess of the Ownership Limit.

                                k) LEGENDING OF CERTIFICATES. Each certificate
representing (i) VA Shares, and (ii) any other securities issued in respect of the VA Shares by reason of stock dividends, stock splits, spin-offs, mergers, recapitalizations, combinations, conversions, exchanges of shares or the like, shall bear a legend to the effect that: "The securities represented


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by this certificate are subject to a Voting Agreement (the "Voting Agreement")
dated May 8, 1996 by and between the Company and Western Health Partnerships, a copy of which may be obtained from the Secretary of the Company. The provisions of the Voting Agreement are not binding on any transferee who is not affiliated with Western Health Partnerships except that any and all shares subject to the Voting Agreement sold in violation of Section 12 of that certain Registration Rights Agreement dated as of even date with the Voting Agreement between the Company and Western Health Partnerships shall remain subject to the Voting Agreement." No VA Shares may be held by the Health Foundation or any of its affiliates in any street or nominee name. All VA Shares shall be represented at all times by stock certificates which do not represent any shares other than VA Shares and which are registered in the name of the Health Foundation or its affiliates or are registered in a way in which they can be readily identified by the Company and its transfer agents as VA Shares. The Health Foundation shall provide such information and assistance as the Company may reasonably request at any time to identify the VA Shares.

                      l) CERTAIN DEFINITIONS. For purposes of this Agreement,
                                              the term:

                          a)   "Beneficially Own" has the meaning set forth in
                               Section 14 of Article VII of the Company's
                               Articles of Incorporation;

                          b)   "Capital Stock" has the meaning set forth in
                               Section 14 of Article VII of the Company's
                               Articles of Incorporation;

                          c)   "Ownership Limit" has the meaning set forth in
                               Section 14 of Article VII of the Company's
                               Articles of Incorporation, but without
                               disregarding any shares Beneficially Owned by the Health Foundation;

                          d) "Trustee" means Wilmington Trust Company or any successor thereto as trustee pursuant to the Voting Trust Agreement;

                          e) "VA Shares" means all shares of the Company's Capital Stock Beneficially Owned by the Health Foundation at any particular time, except that
                               (i) Voting Trust Shares which are voted as required by the terms of the Voting Trust Agreement shall not be deemed VA Shares so long as they are so held in the voting trust created by the Voting Trust Agreement and voted, and (ii) the Health Foundation shall be entitled to Beneficially Own at any particular time Capital Stock of the Company representing up to the Ownership Limit free of and without being subject in any way to either the Voting Trust Agreement or this Agreement and none of the Capital Stock Beneficially Owned by the Health Foundation at or below the


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                               Ownership Limit shall be deemed VA Shares.
                               Without limiting by implication the generality of the preceding sentence, any share of Capital Stock which shall be Beneficially Owned by the Health Foundation at any particular time in excess of the Ownership Limit shall be deemed a VA Share unless at that particular time it is on deposit in the voting trust created by the Voting Trust Agreement and is required to be voted in accordance with the terms of the Voting Trust Agreement.

                          f) "Voting Trust Agreement" means that certain Voting Trust Agreement dated May 20, 1996 between the Health Foundation and the Trustee; and

                          g) "Voting Trust Shares" means those shares of Capital Stock held of record by the Trustee pursuant to the Voting Trust Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the day and year first above written.

                                        BLUE CROSS OF CALIFORNIA

                                        By: /s/ Brian J. Donnelly
                                           -------------------------------------
                                        Name:   Brian J. Donnelly
                                             -----------------------------------
                                        Title:  Sr. Vice President
                                              ----------------------------------

                                        WESTERN HEALTH PARTNERSHIPS

                                        By: /s/ Gail Watts
                                           -------------------------------------
                                        Name:   Gail Watts
                                             -----------------------------------
                                        Title:  Vice President & Secretary
                                              ----------------------------------

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